Exhibit 99.1

Investor Day New York, NY September 18, 2012

Forward-Looking Statements / Safe Harbor This presentation contains a number of forward?looking statements. Words, and variations of words, such as “expect”, “intend”, “will”, “anticipate”, “believe”, “propose”, “potential”, “continue”, “opportunity”, “estimate”, “project” and similar expressions are intended to identify forward?looking statements. Examples of forward?looking statements include, but are not limited to, revenue, operating income and other financial projections, our intent to spin?off ADT and Flow Control (and subsequently merge Flow Control with Pentair Inc.), the expectation that these transactions will be tax?free, statements regarding the leadership, resources, potential, priorities, and opportunities for the companies following the spin?offs, statements regarding the credit profile of each of the companies following the spin?offs, and the timing of the transactions. The forward?looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties include, but are not limited to: Failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transactions; Adverse impacts on the market price of our common stock and on our operating results because of a failure to complete the proposed transactions; Failure to realize the expected benefits of the proposed transactions; Negative impacts of announcement or consummation of the proposed transactions on the market price of the company’s common stock; Significant transaction costs and/or unknown liabilities; General economic and business conditions that impact the companies in connection with the proposed transactions; Failure to realize expected cost targets following the separation Unanticipated expenses such as litigation or legal settlement expenses; Failure to obtain tax rulings or tax law changes; The impacts of the proposed transactions on the company’s employees, customers and suppliers; Future opportunities that the company’s board may determine present greater potential to increase shareholder value; and The ability of the companies to operate independently following the transactions; and Industry specific events or conditions that may adversely impact revenue or other financial projections. Actual results could differ materially from anticipated results. For further information regarding risks and uncertainties re elated to Tyco’s businesses, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections ons of Tyco’s SEC filings, including, but not limited to, its annual report on Form 10?K and quarterly reports on Form 10?Q, copies of which may be obtained d by contacting Tyco’s Investor Relations Department, Tyco International Management Company LLC, 9 Roszel Road, Princeton, New Jersey 08540 or at Tyco’ co’ss Investor Relations website at: http://investors.tyco.com under the heading “Investor Relations” and then under the heading “SEC Filings.” Tyco is under no obligation (and expressly disclaims any obligation) to update its forward?looking statements.

Tyco Investor Day Agenda Business Segment Reviews—Installation & Services—Fire Protection Products—Security Products—Life Safety Products BREAK Technology & Innovation Financial Review Q&A Closing Comments Brian McDonald cDonald Colleen Repplier Mark VanDover Mike Ryan Scott cott Clements Arun Nayar All George Oliver 30 minutes 20 minutes 15 minutes 15 minutes 15 minutes 20 minutes 20 minutes 30 minutes 5 minutes

Our Leadership Team George Oliver* CEO Business Leaders Functional Leaders Judy Arun Larry Reinsdorf* Nayar* Costello* General Chief Chief Counsel Financial Human Officer Resources Officer Brian Scott Colleen Mike Ryan Mark McDonald* Clements Repplier Life Safety VanDover Chief Operating Chief Products Security Fire John Repko Vivek Officer Technology Protection Products Installation & Officer and Chief Kamath Products Information Chief Services Vertical Market Officer Procurement Officer Solutions Global Products 4 * Executive

Officer Overview George Oliver Chief Executive Officer

A Combination Of World Class Fire & Security Businesses Security Fire Solutions Protection ƒNA Commercial ƒFire Protection Security Services ƒInternational Security ƒFire Protection Operations Products ƒSecurity Products ƒLife Safety “New” We Advance Safety And Security By Finding Smarter Ways To Save Lives, Improve Businesses And Protect Where People Live And Work 6

The “New” Tyco Uniquely Positioned To Lead The Fire & Security Industry ƒ World’s leading “pure play” Fire & Security company with forecasted 2012 pro-forma revenue* of $10.4B ƒ Market leader in $100 billion fragmented, consolidating space growing in excess of GDP ƒ Industry leading brands and technologies with deep innovation pipeline ƒ Significant scale advantage with over 600 worldwide sales and service branches ƒ Comprehensive capability to design, install and service Fire & Security solutions around the world ƒ Strong cash flow generation and financial flexibility Accelerate Revenue Growth To Achieve 4-5% CAGR Over The Next 3 Years With 270-370bps Operating Margin Expansion 7 *Forecasted 2012 pro-forma revenue is a projection for the fiscal year ended September 28, 2012 and reflects the ADT North America Residential and Small Business and Flow Control businesses as discontinued operations.

Delivering Mission Critical Solutions That Protect People And Assets Across The Globe We help protect over 3 million commercial, government and residential customers We help protect more than 1,000,000 fire fighters worldwide We help protect a majority of the Fortune 500 companies We help protect 90% of the top 50 oil and gas companies We help protect over 100 major stadiums around the world We help protect 80% of the world’s top 200 retailers 8 Note: internal company estimates

Respected Industry Brands Known For Quality And Innovation Customer Quotes: “Tyco is known in the industry we participate in…as the leader in the country and probably the world” “Tyco really is finding new * and better ways to serve customers” “What we’re looking for is a company that brings fire and security together and does it very well. I believe Tyco has the capabilities to do that” 9 * Outside of North America

A Strong Presence In Developed Markets With An Accelerating Presence In Key Growth Markets Geographic Mix Forecasted FY12 Pro-forma Revenue* $10.4B ƒ ~50% of our revenue is generated outside of North America Asia Latin ƒ Growth markets represent Pacific America North ~11% of total revenue with an opportunity to accelerate America ƒ We operate in more than 100 EMEA countries ƒ 69,000 employees globally in more than 1,200 office locations ƒ Over 3 million customers Leveraging Industry Depth To Capitalize On Growth Markets 10 *Forecasted 2012 pro-forma revenue is a projection for the fiscal year ended September 28, 2012 and reflects the ADT North America Residential and Small Business and Flow Control businesses as discontinued operations.

Organized In Three Reporting Segments Forecasted 2012 Pro-forma Revenue* $10.4 Billion NA 65% Of Global Installation Service is Products & Services Recurring Installation ROW Service Installation & Services Leadership In Products And Installation Drives Service Growth 11 *Forecasted 2012 pro-forma revenue is a projection for the fiscal year ended September 28, 2012 and reflects the ADT North America Residential and Small Business and Flow Control businesses as discontinued operations.

We Provide An Extensive Range Of Product & Service Offerings Products Installation Services $2.1B Revenue $3.7B Revenue $4.6B Revenue ƒ Suppression systems, ƒ Installation of: ƒ Monitoring & maintenance vices sprinklers, extinguishers, services for: 15 fire & alarm detection—Electronic security Ser systems (intrusion,—Electronic security & ƒ Intrusion and access access control, EAS, systems control, video and electronic video)—Fire detection and cts article surveillance—Fire detection and suppression systems ƒ Respiratory protection suppression systems systems, thermal imaging Produ and gas detection equipment Uniquely Positioned To Deliver Differentiated Solutions To Key End Markets 12

We Provide The Most Critical Building Systems Life Safety Systems Major Building Fire Data/ HVAC Plumbing Security Electrical Protection Telecom Systems Building System Monitor & Improve Concept Design Implement Certify Life Cycle Service Product & Installation Conversion to Service 13

Delivering A Comprehensive Integrated Life Safety Solution Riker’s Island Fire Detection Fire Fire & Alarm Sprinkler Suppression ƒ Full consultative review and design in 2007 ƒ Awarded $20M contract to provide and maintain cohesive, integrated, fire and life safety solution ƒ NYC largest jail facility operated by Expanding Relationship Department of Corrections (DOC) ƒ Awarded $70M contract in 2012 to upgrade the fire alarms in multiple sites ƒ 10 major jails run by the DOC across NYC ƒ Peak capacity 14,000 inmates, ƒ In addition, providing security with an equal number of staff applications that integrate with our fire solutions 14

Multiple Channels Serve Local, Regional & Global Customers Channels To Market Direct Channel 80% 20% Indirect Channel End Users Local Customers Regional Customers Global Customers ƒProximity to customers ƒResponsiveness to ƒGlobal scope & scale ƒKnowledge of local laws, customer at multiple ƒBroad portfolio of products & regulations and procedures locations services ƒSpeed of service and ƒRegional expertise ƒExtensive branch network delivery ƒStandardization and scale efficiencies Influencers Design Building Building Tenant / Architects Installers Regulators Engineers Contractors Owner End User Strong Relationships With Customers & Influencers 15

We Are A Leader In A $100 Billion Global And Fragmented Market

	Products	Installation	Services
Market Size	~$30 Billion	~$40 Billion	~$30 Billion
Estimated Tyco Global Market Share	tyco 9%  Other	tyco 10%  Other	tyco 15%  Other
Market Position	#1-2	#1	#1
Market Characteristics	▪ Top 5 global players account for ~25% share ▪ Innovation and product development critical to success	▪ Fragmented, 65-80% small, local and regional players ▪ Project selectivity, management and execution critical to success	▪ Fragmented, 65-80% small, local and regional players ▪ Services innovation and productivity critical to success

Unique Advantage To Leverage Scale

16

Source: IMS, Management Estimate

tyco

Favorable Long-Term Growth Trends Driving Demand ƒExpanding middle-class Demographics ƒIncreasing urbanization in growth markets ƒModest population growth ƒDemand for innovation and new applications Technology ƒApplication and systems convergence Global ƒGrowth markets growing at ~3x the overall market ƒCurrent European weakness Economy ƒNon-residential construction recovery ƒIncreasing building & fire codes and standards Regulations ƒGrowth market codes and standards proliferation ƒLarge fragmented market Industry ƒGrowing, diverse market opportunities ƒIncreased consolidation ƒStrong interest in latest technology Customers ƒHigh switching costs ƒIncreasingly price conscious Long-Term Positive Trends For Tyco 17

Our Strengths Position Us To Win ƒIncreased demand for integrated fire & Tyco Strengths & security systems Opportunities Customer ƒStrong growth in high margin niche markets Demand ƒSignificant growth in emerging markets ƒ Technology leadership ƒIncreased development of fire codes and standards ƒ Accelerated development and integration of new technologies & service ƒIntegration of access, video, intrusion, fire and offerings building management systems ƒNew business opportunities such as data and Technology business analytics and remote diagnostics ƒ Vertical-market-specific Evolution ƒVertical-specific technologies and applications skills and solutions ƒConvergence of physical security and IT ƒ Strategic bolt-ons—Accelerate technology ƒFragmented market Competitive advancements Landscape ƒIncreasing industry consolidation—Broaden footprint 18

A Proven Track Record Of Operational Improvement… 290bps Margin Expansion Pro-Forma Revenue & Segment Operating Margin*. ƒ Accelerated new product introductions ƒ Increased higher margin service revenue ƒ Focused on project selectivity ƒ Improved margins in Europe from mid-single digits to double digits ƒ Refined portfolio—divested $150M of non-core assets ƒ Continued to invest in core businesses—Increased R&D spend by ~13% (CAGR) …With Additional Runway Ahead 19 * Operating margin before special items is a non-GAAP measures. For a reconciliation, see appendix.

Strategic Areas Of Focus 1 2 3 Execute Accelerate Drive Disciplined Organic Productivity Bolt-On Growth Initiatives Acquisitions 20

1a Accelerate Service Growth In Our Direct Channel ƒ Leverage existing customer Organic Service Growth* base for growth ƒ Differentiate offerings through innovation ƒ Improve customer service via technology and process enhancements ƒ Utilize global best practices Service Growth Focus Areas: Customer Customer New / Integrated Tools & Retention Conversion Services Process 21 *Organic revenue is a non-GAAP measure. For a reconciliation, see appendix.

1b Innovation Driving Product Revenue Growth

R&D Spend


$ Millions
13% CAGR
$145
$158
$188
~$210
FY09
FY10
FY11
FY12F

Global Products Revenue


$ Billions
New Products
Other Revenue
$1.5
$1.5
$1.8
~$2.1
31%
FY09
FY10
FY11
FY12F

	FY09	FY10	FY11	FY12F
Organic Revenue Growth*:	(13%)	(1%)	11%	10%

Focus Areas

- New product and platform development
- Targeted solutions for growth markets
- Differentiated technology
- Core product service innovation
- Total lifecycle cost reduction

New Product Introductions Represent Over 30% Of Global Products Revenue

*Organic revenue is a non-GAAP measure. For a reconciliation, see appendix.

22 tyco

Drive Vertical Market Solutions To Create Opportunities For 1c Differentiated Growth Growth Opportunities ƒ Strong demand for existing Tyco capabilities Forecasted FY12 Pro-forma Revenue* = $10.4B ƒ Global and concentrated customer base Retail 10% ƒ Significant opportunity for profitable service revenue Industrial/ Energy 13% Commercial ƒ Opportunity to develop vertical-36% specific solutions—Retail Resi/Small Business—Oil & Gas 16% Institutional/—Mining Governmental—Marine 25% Strong Positions In Key Markets Enables Development Of Targeted Innovative Solutions 23 *Forecasted 2012 pro-forma revenue is a projection for the fiscal year ended September 28, 2012 and reflects the ADT North America Residential and Small Business and Flow Control businesses as discontinued operations.

1d Accelerate Growth Market Capabilities & Revenue China, India, Brazil & Middle East ƒ Currently operating or selling into 40+ growth market countries with annual $ Billions sales of $1.2B ƒ Focus on China, India, Brazil and Middle East to drive higher growth—Local leadership to drive growth across all businesses within each region—Consolidated sourcing initiatives—R&D centers in China and India ƒ Local market-driven R&D supported by Tyco’s global technology and resources ƒ Investing in local sales and marketing capabilities 24

Multifaceted Approach To Delivering Performance In 1d Growth Markets Right Products At The Right Costs ƒ Localization Training & ƒ Influence codes & standards Robust Service Model Education ƒ Productivity initiatives ƒ Service and ƒ Internal maintenance knowledge codes & standards sharing ƒ Monitoring and ƒ Design and remote service application classes ƒ Leverage global best practices ƒ Project management and delivery training Business Development Optimize Channel Strategy ƒ Vertical market focus ƒ Higher value products ƒ Direct sales ƒ Partner with engineering firms ƒ Distributors/ contractors ƒ In-country business partners ƒ Integrators ƒ Acquisitions 25

2 Accelerate Growth Through Targeted Acquisitions Broaden Enhance Expand Strengthen Service Technology Product Geographic & Vertical Portfolio Portfolio Reach Solutions ƒ Maintain disciplined approach to acquisitions ƒ Deep pipeline of highly synergistic opportunities with attractive return metrics Fragmented Industry Provides Attractive Bolt-On Opportunities 26

Bolt-on Acquisitions Have Broadened Our Portfolio And 2 Accelerated Growth Platforms Chemguard-Williams Reliance Visonic Fire Protection Products Installation & Services Security Products ƒEnhances foam and other ƒLeading installation and ƒStrengthens wireless capabilities provider in China ƒLeverages wireless ƒStrengthens portfolio in oil & ƒExpands our footprint and encryption, frequency gas and other key verticals customer base hopping, wireless remote ƒVertically integrates supply upgrade/diagnostic chain capabilities across the product portfolio Hua Neng Fuzhou Power Plant ~$400M In Revenue Added In Last 18-24 Months 27

3 A Centralized Model To Fund Investments In Growth And Drive Shareholder Value

Cost Structure FY12 ~$9.3B		Key Initiatives
Purchased Materials & Services	45%	▪ Leverage scale ▪ Reduce complexity ▪ Implement consolidated strategic sourcing process
Infrastructure & Administration Costs	40%	▪ Lean/Six Sigma ▪ Install/services productivity ▪ "Branch in a Box" ▪ Reduce real estate footprint ▪ Consolidate ERP systems
Growth Investments	15%	▪ Reinvestment in R&D, sales, and marketing

Net Cost Efficiency Initiatives Of ~$100M / Yr

Deliver ~$50 Million In Annual Net Savings To Expand Margins

28

tyco

3 Operating As A "Pure Play" Company

Driving Savings Through Sourcing

- Building global sourcing capability
  - 15+ procurement groups to single global organization
  - Standardizing process, strengthening compliance, and increasing speed
- Transformed 4 commodities (~25% of spend) with 10-15% savings identified

Simplify Operations With "Branch in a Box"

- Consolidating facilities and centralizing back office operations
  - ~1,000 real estate locations including ~600 branch offices
- Approach to global roll-out
  - Focus the district offices on front office activity
  - Standardize, centralize and automate back office processes

Leveraging Our Scale & Simplifying Our Operations

29

tyco

Positioned To Accelerate Growth And Expand Margins



Pro-forma Revenue &
Segment O.M.*
$ Billions
$9.7
~$10.4
~$12.0
9.4%
12.3%
15%-16%
FY09
FY12F
FY15F

Organic Revenue Growth*:	FY09	FY12F	FY15F
	(6%)	3%	5%

Accelerating Growth Over the Next 3 Years

- Sales CAGR of 4-5%
  - 1% revenue growth equates to 2% EPS growth
- Net productivity enhancement of $50 million annually equates to ~5% EPS growth
- Total EPS CAGR of ~15%

*Organic revenue and operating margin before special items are non-GAAP measures. For a reconciliation, see appendix.
Note: Operating margin excludes corporate costs.

30

tyco

Installation & Services Brian McDonald Chief Operating Officer Installation & Services

Installation & Services At A Glance ƒ Leading global provider of system design, installation and services ƒ 2012 total forecasted revenue* of $8.3B; 55% of which is service—NA Installation & Services $4.0B—ROW Installation & Services $4.3B ƒ Broad geographic reach—Over 1,000 locations in 33 countries ƒ Leading brands and technologies ƒ Diversified customer base—Serving over 3 million commercial and residential customers 32 *Forecasted 2012 revenue is a projection for the fiscal year ended September 28, 2012.

Comprehensive Portfolio Of Services & Solutions… Lines of Business Key Brands ƒ Fire detection ƒ Fire suppression ƒ Security systems ƒ Monitoring and * maintenance services With Well Known Leading Brands 33 * Outside North America

Serving A Variety Of Customers Across Multiple Verticals Residential and commercial property developers, Commercial financial institutions, food service businesses and commercial enterprises Industrial Oil & gas, power generation, mining, petrochemical and other industries Retail International, regional and local consumer outlets, Customers from national chains to specialty stores Institutional Healthcare facilities, academic institutions, museums and foundations Federal, state and local governments, defense Governmental installations, mass transportation networks, public utilities Residential & Single-family homes and local providers of a wide Small Business range of goods and services Deep Understanding Of Customer Needs 34

We Are Positioned To Grow In A Fragmented Market 9% Industry Tyco ƒ Highly fragmented ƒ Tyco has #1 market with few 12% market position global competitors ƒ Only fully ƒ Top 5 install and integrated Fire & service players $70B Security company account for less Global which provides than 25% share products, Market installation and ƒ Thousands of services small, local and regional players ƒ Unmatched Other Competitors footprint and scope of services 35 Source: IMS, Management estimates

What Differentiates Us ƒ Brand recognition in the industry with a broad offering of both fire and security products and services ƒ Direct sales and delivery footprint – 8,000 sales representatives; 30,000 technicians ƒ Experienced local management with deep understanding of local customer needs ƒ Lifecycle ownership from manufacturing to design to installation and service ƒ Diverse customer base with vertical market solutions ƒ In-depth knowledge and influence of codes and standards 36

Global Footprint With Local Management North America Europe Asia 48% of Revenue 22% of Revenue 13% of Revenue Pacific Latin America 9% of Revenue 5% of Revenue Regional Headquarters South Africa Local Branches 3% of Revenue Global Reach And Significant Scale Of Operations 37

Installation And Services Life Cycle New System Installation Higher Margin Service Monitoring System Sales Design Installation Service Preventive Maintenance Repairs 20+ 1 to 3 Years Years Upgrades Convert Installations To Long-Term Customer Relationships 38

Vertical Solutions For High Value Customers University Example 1. Control Panel 2. Fire Pumps 9 3.Intrusion 4. Security 1 Detection Cameras 7 5. Emergency 6. Kitchen Communications Hoods 2 8 Systems 6 7. Network 8. Control Software 3 5 4 9. Campus?wide Monitoring & Diagnostics Provider Of Life Safety Products And / Or Service Solutions To Over 2,300 Campuses 39

Installation & Services Financial Trends – North America

Revenue & Operating Margin*


$Billions
Revenue
Operating Margin
$3.9
$3.8
$4.0
~$4.0
10.3%
9.6%
10.7%
11.6%
FY09
FY10
FY11
FY12F

	FY09	FY10	FY11	FY12F
Organic Revenue Growth*:	(8%)	(5%)	4%	Modestly Positive

Revenue Mix


Installation
47%
Service (Recurring)
36%
17%
Service (Non-Recurring)

Business Drivers

- Service expansion
- Integrated solutions
- Business refresh and modernization cycles
- Retail performance and growth

Key Elements of Plan

- Slow non-resi recovery
- North America security dis-synergies
- Integration/back office consolidation benefits
- North America security project selectivity

Growth Targets to FY15F

+1 to 2% revenue CAGR

+150 to 250bps operating margin improvement

*Organic revenue and operating margin before special items are non-GAAP measures. For a reconciliation, see appendix.

40

Installation & Services Financial Trends – Rest of World

Revenue & Operating Margin*



$Billions
Revenue
Operating Margin
Excluding China Receivables Write-off
$4.3
$4.3
$4.5
~$4.3
5.9%
9.2%
11.5%
11.8%
10.4%
FY09
FY10
FY11
FY12F

	FY09	FY10	FY11	FY12F
Organic Revenue Growth*:	(3%)	(2%)	3%	1%

Revenue Mix



Installation
44%
Service (Recurring)
37%
19%
Service (Non-Recurring)

Business Drivers

- Infrastructure growth in emerging markets
- Integrated solutions
- Fire codes and standards evolution

Key Elements of Plan

- Continued softness in Europe
- Service expansion / subscriber revenue growth
- Strong emerging market growth
- Integrated / back-office consolidation benefits

Growth Targets to FY15F

+5 to 6% revenue CAGR

+300 to 400bps operating margin improvement

41

*Organic revenue and operating margin before special items are non-GAAP measures. For a reconciliation, see appendix.

tyco

Installation & Services – Strategic Priorities 1 2 Accelerate Service Enhance Service Growth Productivity ƒ Service and product innovation ƒ Improve customer experience ƒ Value differentiation ƒ Advance field technology 3 4 Improve Installation Rationalize Costs & Performance Infrastructure ƒ Project selectivity / risk management ƒ Local “Branch In A Box” ƒ Early Involvement ƒ National shared services and customer service centers 42

1 Accelerate Services Growth – Install To Service Value Differentiation Integration, Preventive Remote Cloud-Based Command Mission Critical Maintenance / Monitoring Diagnostics Services & Control Control Rooms Repair Systems ƒ Drive volume and scale ƒ Service innovation / ƒ Deeper customer relationship efficiencies digitization ƒ Software as a service ƒ Global best practices ƒ Tyco solutions 43

2 Enhance Services Productivity Remote e Diagnostics ƒProduct innovation Customer ƒIT investments Service Experienc Center Technician Mobility ƒEfficiency applications ustomer Advanced ƒStandard platforms C Scheduling Global Metrics ƒData analytics ƒStandard global processes First Time Fix Operating Margin 44

3 Improve Installation Performance Bid / Installation Planning Estimating Design Sourcing Negotiation ƒRelationship ƒTraining ƒCenters of ƒManagement ƒOpEx ƒProject Building ƒTools Excellence Approvals ƒTyco Management ƒProject ƒSales Products ƒMetrics Selection Compensation Gaining Efficiencies Throughout The Construction Cycle 45

4 Rationalize Costs & Infrastructure Historical Goal Traditional Branch “Branch In A Box” Sales Sales Installation Installation Service Service Processing Billing Branch Branch Branch Branch Collections Customer Contact Centralized Services Technician Dispatch Customer Shared Service Center Services ƒ Customer ƒ Processing Monitoring Center Contact ƒ Billing ƒ Technician ƒ Collections Monitoring Dispatch Tech Support ƒ Monitoring ƒ Tech Support Simplify & Standardize, Centralize And Automate 46

4 Significant Benefits Realized In The U.K.

Simplify & Standardize

- Paperwork
- Pricing
- Planning
- Logistics
- Call Flow



Centralize

- Back Office Admin
- Credit / Collections
- Service/Install Planning
- Small Project Quoting
- Shared Services



Automate

- Data Entry
- Inspection
- Scheduling
- Call Handling
- Self Service



Benefits Realized Over 3 Year Period

- Reduced headcount by 300 full-time equivalents
- Pared Branch structure by ~55%
- Reduced call volume by ~60%, driven by first time resolution
- Contributed 160bps to a total operating margin improvement of ~700bps

47

tyco

Generating Synergies Within The Fire & Security 4 Businesses In North America ƒ Higher initial recurring costs due to separation of N.A. residential and Dis-Synergies, Net of commercial security businesses Highlighted Cost Savings—Build-out of IT infrastructure and incremental depreciation ƒ More than offset by FY15F with IT, real estate and branch efficiencies alone—Resulting from the combination of Tyco’s N.A. Fire and Security businesses ƒ Additional Opportunities from Fire & Security Combination ƒ Increased sales channel penetration ƒ ERP systems consolidation ƒ Sourcing / supply chain consolidation ƒ Continuous improvement initiatives 48

Installation & Services Summary ƒ Market leader in a highly fragmented market with significant upside potential ƒ Strong brand recognition with a comprehensive portfolio of services and solutions ƒ Extensive global direct installation and service footprint with deep local expertise ƒ Continued partnership with customers through the lifecycle – from manufacturing and design to install and service ƒ Highly attractive and growing service revenue mix across an extensive installed base ƒ Significant opportunity to improve performance and increase margins 49

Global Products Colleen Repplier Fire Protection Products

Extensive Portfolio of Fire & Security Product Solutions with Leading Technology ƒ 2012 forecasted revenue* of $2.1B ƒ Industry leading provider of Fire Detection and Suppression, Electronic Security & Life Safety Products ƒ Well known and respected brands ƒ Strong industry positions with leading technologies ƒ Attractive industries with long-term growth and profit opportunities ƒ Deep technology pipeline ƒ Focus on growth markets and key verticals 51 *Forecasted 2012 revenue is a projection for the fiscal year ended September 28, 2012.

Global Products Consists Of Three Platforms Lines of Business Products Fire ƒSuppression systems ƒFire sprinklers & valves Protection ƒFire extinguishers Products ƒFire detection & alarm systems 55% ƒMechanical products Revenue Security ƒIntrusion Products ƒAccess control ƒVideo surveillance 25% ƒReal time location Revenue tracking Life Safety ƒRespiratory protection Products systems ƒThermal imaging technologies 20% ƒGas detection equipment Revenue 52

Global Products Is Well Positioned To Win In The Market

Industry

- Highly fragmented market
- Top 5 global players account for ~25% share
- Innovation and product development critical to success


tyco
9%
Honeywell
UTC
3M
MSA
$30B Global Products Market
Other Competitors
75%

Tyco

- ~8,400 employees worldwide
- 35 manufacturing facilities
  - 11 in Americas
  - 15 in EMEA
  - 9 in Asia
- 20 R&D Centers of Excellence

Tyco Is The Market Leader In Fire & Security Products

Source: IMS, Management estimates

53

Global Products Financial Overview Revenue & Operating Margin* $ Billions Organic Revenue (13)% (1)% 11% 10% Growth*: Revenue By Geography Growth Targets to FY15F +8 to 9% revenue CAGR +300 to 350bps operating margin improvement 54 *Organic revenue and operating margin before special items are non-GAAP measures. For a reconciliation, see appendix.

Product Integration Advantage Example—Real Time Incident Management Service Center Remote Service Tyco Sprinklers Management (not Fire Control and required in this Suppression scenario) System activation Information 4100ES Cloud Based Server Fire Detection Fire and Dangerous Gas Detection and Scott Air-pak & SEMS II Equipment Shutdown 4100ES Fire Department Incident Management C-Cure 9000 Access Control Egress and Occupancy Management and Reporting Information is Key to a Safer, More Effective Response Today Assess Attack Future Assess Attack First Alarm Arrive at Scene Future—Under Control—Today 55

Fire Protection Products Colleen Repplier Fire Protection Products

Fire Protection Products At a Glance

Overview

- Market leading provider of fire detection and suppression products
- Reputation for providing quality, high performance products and innovative solutions
- Diverse customer base in a variety of vertical markets with multiple applications

Revenue Mix By Geography



LATAM 5%
APAC 10%
NA 46%
EMEA 39%

Revenue



$ Billions
$0.9
$0.8
$0.9
~$1.1
FY09
FY10
FY11
FY12F

	FY09	FY10	FY11	FY12F
Organic Revenue Growth*:	(14)%	(7)%	10%	9%

Business Drivers

- Growth in high hazard industrial sector (e.g. Oil & Gas, Mining)
- Infrastructure spending
- Fire codes and standards evolution
- Commercial construction and multi-family housing
- New products that reduce risk or lower total installed or lifecycle cost

57

*Organic revenue is a non-GAAP measure. For a reconciliation, see appendix.

tyco

We Serve Fire Protection Needs Across Multiple Product Categories… Special Hazards Water Portables Engineered Pre- Foam Sprinklers Valves Watermist Systems Engineered Nozzle Systems Detection Mechanical Mechanical Fire Metal Framing Panels Detectors Notification Grooved Grooved & Supports An Extensive Portfolio Of Critical Fire Protection Products 58

…With Various Applications Across Key Verticals… Commercial Residential Storage Institutional Power Oil & Gas Mining 59

…Around the World Americas EMEA Asia-Pacific Trade in 35 countries Trade in 122 countries Trade in 33 countries Located in 6 countries Located in 20 countries Located in 9 countries Speak 4 languages Speak 23 languages Speak 22 languages 27 Manufacturing Locations, 50 Distribution Branches And ~4,600 Employees In 35 Countries; Trading In 190 Countries In 43 Languages 60

Fire Protection Products Outperforming Construction Market ƒ Diverse products and customers 1.30 have mitigated the 1.20 impact of slower 1.10 construction spend 1.00 ƒ Sales heavily 0.90 driven by codes 0.80 and standards 0.70 ƒ Differentiation of 0.60 products through 0.50 innovation also Percent change in constant dollars 0.40 drives demand 2007 2008 2009 2010 2011 2012 Global Commercial Construction Spend FPP Sales 61 Source: IHS Global Insight

Highly Effective Go-To Market Approach Driving Leadership Position Tyco Fire Protection Products Industry/Technical Business Development Direct Sales Force Experts Managers Participation & Influence Specifications Sales & Marketing 3rd Party 3rd Party Distributors Contractors Codes & End Authorities Engineers Standards Having & Application Boards Jurisdiction Owners Tyco Direct Distribution Installation & Services 62

We Provide Vertical Solutions 1. Portable & Wheeled Units Oil & Gas Facility 3. Foam 4. Chemical Agents & Spill Control Hardware 5. Clean 6. Restaurant Agents Suppression 7. Automatic 8. Mechanical Sprinklers Products 9. Foam 10.Metal Framing & Channel & Pipe Supports Dike Protection 11. Emergency 12. Detection Foam Supply & Control Opportunity To Enhance Value Through Integrated Solutions 63

R&D Investment Driving New Product Innovation THE NEED THE ENABLING TECHNOLOGIES Tyco Far-Infrared Imaging Flame Tyco Compact Electrically Automatic Fire Detection and Detector Positioned Extinguishing Monitor Suppression on unmanned platforms (Ráječko, Czech Republic) (Great Yarmouth, England) (North Sea) THE INNOVATION Wind Compensated Triangulation Algorithm Pinpoints and Targets Flame Source (Bangalore, India) The Solution – Automated High Performance Large Area Fire Protection 64

Fire Protection Products Summary ƒ Broadest portfolio of fire products in the industry ƒ Industry experts driving innovation and shaping the future ƒ Global reach and integrated solutions focus position us for growth ƒ Solid organic growth complemented by accretive acquisitions ƒ Recovering construction demand provides additional opportunity 65

Security Products Mark VanDover Security Products

Security Products At A Glance Overview Revenue Mix By Geography ƒ Industry leader in access control, video, real time location services and intrusion products ƒ Provide most comprehensive range of premium solutions in security industry ƒ Strong market position with large installed base and brand loyalty Revenue Business Drivers $Million ƒ Security and IT integration ƒ Technology acceleration—Mobility—Edge Intelligence Organic ƒ Visonic acquisition Revenue (11%) 8% 10% 17% ƒ Strong customer relationships 67 *Organic revenue is a non-GAAP financial measure. See non-GAAP reconciliation for details.

Our Brands Help Make The World Safer In Many Industries Around The Globe Worldwide We Help Protect… ƒ Transportation systems on 5 continents ƒ 37% of the world’s top 100 retailers ƒ Over 2,000,000 commercial enterprises ƒ Thousands of students in 900+ schools ƒ 42% of the Fortune 500 companies 68

We Serve Security Needs Across Various Product Categories… Intrusion Access Control Cards and Controllers Security Mgmt Panels Keypads Communicators Sensors & Readers Software Detectors Video Real Time Location Systems Network and Digital IP and Analog Monitors and Active RFID Controllers, Tracking & Video Management Cameras Matrix Switchers Tags Readers, and Management Systems Exciters Software 69

…Around The World Americas EMEA Asia-Pacific Trade in 34 countries Trade in 120 countries Trade in 22 countries Located in 6 countries Located in 8 countries Located in region Trade in 4 languages Trade in multiple languages Trade in multiple languages 3 Manufacturing Locations, 9 Distribution Branches And ~2,700 Employees Trading In 176 Countries In Multiple Languages 70

Markets & Customers Verticals y Ke Commercial Residential Retail Transportation Financial Government Healthcare Education & External Channel Internal Channel s rs ontractor Distributo * C User s End 71 * Outside of North America

R&D Is Key To Driving Innovation And Growth

New Product Introductions Revenue & R&D Spend As % Of Total Revenue


80%
70%
60%
50%
NPI Revenue % Total Revenue
13%
12%
11%
10%
9%
8%
R&D Spend % of Total Revenue
FY10
FY11
FY12
NPI Revenue/Total Revenue
R&D/Total Revenue

New Integrated Solutions

- **Intevo:** One Box to manage access control, video & intrusion



- **Interactive Remote Home/SB Monitoring Solutions**

C24 interactive

- **PowerSeries Residential With Visonic Wireless**



New Product Introductions

- **Video Edge** Network Video Recorder Management System



- **HDVR** Hybrid video recording: both analog & IP cameras



- **C-Cure:** Access Control & Event Management System for multi location enterprises



- **Impassa:** Easy to install & use wireless security system keypad with quick emergency response



- **Wireless Shock Sensor**

- **Illustra IP Cameras**



- **Hardwired Residential Touchscreen Keypad**



- **Hattrix:** Access Control on Premise or Monitored Service

hattrix

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M&A Is Enabling Next Generation Platforms Acquired November 2007 Acquired July 2008 Acquired December 2011 Wireless Technology, Network Video Video Analytics, Market Share, R&D Storage R&D Skill Set Skills, Distribution ƒ Enables seamless ƒ Video for theft prevention ƒ Wireless encryption / migration to an IP solution and retail intelligence frequency hopping ƒ Provides high performance, ƒ Video intelligence to quickly ƒ Wireless remote upgrade / scalable storage portfolio respond to security incidents diagnostic capabilities Technology Embedded In Core Business 73

Addressing Customer Needs With Integrated Solutions Opportunity To Innovate & Lead In Intelligent Edge Devices & Converged Wireless Solutions 74

Security Products Summary ƒ Extensive range of premium solutions in the security industry ƒ Strong market position with large installed base and brand loyalty ƒ New platforms and technology are accelerating growth ƒ R&D investments are driving operating margin expansion and innovation ƒ Attractive vertical markets with good growth and profit opportunities ƒ Security integration platforms allow customers to see more, do more, and save more 75

Life Safety Products Mike Ryan Life Safety Products

Life Safety At A Glance

Overview

- Market leading provider of life safety products
- Strong market position with leading technologies
- Attractive markets with good growth and profit opportunities

Revenue Mix By Geography



LATAM
2%
APAC
10%
EMEA
29%
NA
59%

Total Revenue & Organic Growth



$ Billions
$0.3
$0.3
$0.4
~$0.4
FY09
FY10
FY11
FY12F

	FY09	FY10	FY11	FY12F
Organic Revenue Growth*:	(12%)	8%	12%	7%

Business Drivers

- Product Lifecycle
- Product Regulatory Standards
- Technology Advancements
- Government / Municipal Spending
- Growth in High Hazard Infrastructure Spending (e.g., Oil & Gas, Power)

*Organic revenue is a non-GAAP financial measure. See non-GAAP reconciliation for details.

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Why Scott Safety? ƒ Brand ƒ Relationships & Trust ƒ Reliable ƒ Technical Innovators ƒ Service Capability 78

Product Categories ƒTechnology Expertise Products Differentiation Supplied Air ƒProduct “Ruggedization” ƒProduct Reliability SCBA Compressor Air Line Escape Set ƒPneumatics Air Purification ƒCost of Ownership ƒAmbient Air Filtration Mask Filter PAPR Head Tops ƒComfort / Aesthetics Detection & Accountability ƒSensors & Connectivity ƒIntuitive / Ease of Use Detection Thermal Image Incident Management 79

Global Product Platform Strategy Skelmersdale, England ƒ Product Development:—SCBA’s—Escape Respirator’s—Powered Air Respirator’s—Military Gas Masks Shanghai, China ƒ Product Development:—SCBA’s Monroe, U.S.—Portable Gas Detection ƒ Product Development:—NFPA SCBA’s—Escape Respirator’s—Air Compressor’s—Thermal Imaging Camera’s—Fixed Gas Detection Bangalore, India ƒ Software Development:—Fire Fighter Tracking = R&D Facility 80

Key Verticals ƒ New Ship Builds ƒ Government Spending ƒ Regulatory Requirements ƒ Regulatory Standards ƒ Fleet Management ƒ Product Life Cycle Marine U.S. Fire Service Petro International Chemical Fire Service Oil & Gas Military & Civil ƒ Supply & Demand Defense ƒ Government Spending ƒ Infrastructure Spend ƒ Regulatory Standards ƒ Oil / Gas Exploration ƒ Product Life Cycle ƒ Defense Spending ƒ Geo-Political Tensions ƒ Terrorist Threat 81

Key Product Launches in FY12



Highest Quality SCBA
New Branding



New Reducer



5500psi Cylinder

High Pressure SCBA…5500psi, Reduced Weight and Profile

- 10% reduction in size & weight
- Lower cost to manufacture & service
- Market disrupter
- Launched April 2012



High Flow Blower
New Branding



New Head Top Range

SPIRIT; Powered Air Purifier (PAPR)

- Ergonomic lightweight
- Increased air flow blower…Adjustable
- Filter and head top recognition
- Vibrating alarm options
- New head top line…Backward compatible
- Launched June 2012



High Protection Factor



Modular Assembly

First Responder Respirator (FRR)

- Best in class protection factor
- Greater comfort with increased vision
- Modular construction
- European launch July, 2012
- NIOSH approval Q3FY13

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Key Products In Development


Thermal Lens
& STI Comms
Thermal Materials
Back Frame &
Pressure Reducer
Gauge
Console

NFPA 2013 Compliant SCBA

- Higher heat and flame exposure
- New voice intelligibility standard
- Universal alarm sounds
- Unique features…
  - Extended tracking range w/altitude
  - Bluetooth interface to radio
- Launch in July 2013


4-up Docking Station
Ergonomic Design
IR Programmer

Disposable Single Gas Detector & Docking Station

- New Scott Safety offering
- Compliments existing multi-gas unit
- Global regulatory approvals
- Intuitive design
- Launch in December 2012


IS Detector Head / MOS Kernel
Universal Transmitter
Cat Bead
MOS
IR
PID
E-Chem
Sensor Technologies

Fixed Gas Detection…Universal Transmitter

- Multiple sensors - single housing
- Low cost of ownership
- "Hot Zone" maintenance
- Global regulatory approvals
- Launch in April 2013

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Life Safety Summary ƒ Industry leading provider of life safety products with strong well known brands ƒ Preferred choice by end users ƒ Investments in R&D driving development of new products ƒ Growth Acceleration Driven By Continued Diversification: – Geography: China, Middle East and Latin America – Markets: Marine, Mining and POG Upstream – Products: Gas and Flame Detection 84

Technology & Innovation Scott Clements Chief Technology Officer Vertical Market Solutions

Technology Trends Impacting Tyco

Trend	Impact
Information Intensity - Software	• World class software development • Integrated security/safety platforms • Signal processing, data & video analytics • Advanced alarm management
Ubiquitous Networks	• Remote connected services • Wireless networks reduce install costs • Security/fire sensor proliferation • Internet-of-things / intelligent edge devices
Mobility	• Asset/personnel tracking / security • Presence detection • Mobile notification and response • Workforce / task management
Material Sciences	• Nano-particles for air filtration and hazardous gas absorption • Micro-cell chemical sensors • New fire suppression methods • Shape memory alloys / miniature actuators

Managing Technology Convergence To Create Competitive Advantage

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Tyco’s New Innovation Framework—Technology Leadership Enterprise Global Network of Strengthen Technology Technology Management Capabilities Leadership ƒOffice of Chief Technology ƒEnterprise Capability Mgmt ƒBenchmark R&D invest level Officer + Innovation Council ƒGlobal Center of Excellence ƒ3-Horizon Pipeline View ƒEnterprise Solution Roadmap Network ƒAdvanced R&D ƒPrioritize tech investment ƒDepth and efficiency ƒOpen Innovation ƒInnovation Process & Metrics ƒReverse Innovation ƒWorld-class software ƒVertical solutions capability 2013 Focus Areas ƒ Maintain and extend product leadership ƒ Develop platform solutions for security integration and vertical markets ƒ Enable recurring revenue service offerings for installed base Strengthening Tyco’s Innovation DNA – People, Process, Metrics 87

Extend Product Leadership—Increased R&D Investment Is Spurring Strong Revenue Growth Key Points R&D Spend & Related Product Sales ƒ Underinvesting in product R&D $Millions prior to 2009 ƒ Reinvestment driving 7.5% product revenue CAGR ƒ Implementing enterprise-level approach to R&D investment prioritization ƒ New growth opportunities from cross-portfolio field of view ƒ Expanded view of services innovation Strong Returns From Technology Investments 88

Ubiquitous Networks—Intelligent Edge Devices Power Advanced Data Driven Offerings PowerG Wireless – Robust wireless technology drastically reduces power consumption for battery powered sensors Access Control NFC Mobile Application—Near Field Communications(NFC) enables mobile phone as an access control reader IP Camera Video Storage & Analytics – High-definition cameras with on-board video storage and analytics for motion & facial detection capability Proliferation Of Sensors Drives New Applications And Increased Value 89

Enterprise Technology Management—Linking Tyco Technologies Creates Unique Solutions Cross Portfolio Integration Examples Key Points ƒ Customer-centric perspective ƒ Enterprise view of Tyco capabilities Advanced Retail Traffic Management Enterprise Retail Video Solution ƒ Amplify Tyco technologies for unique solutions ƒ Common platforms and technology re-use ƒ Power advanced services and analytics Healthcare Asset Management Advanced Fire Detection Completed In Process Future Collaboration Collaboration Collaboration Projects Projects Projects Technology Leadership—R&D Efficiency—Speed To Market 90

Software Expertise—Enabling Recurring Revenue Services Access Control as a Service Key Points ƒ Cloud based Software-Alarm as-a-Service (SaaS) model Panel Internet ƒ Eliminates customer’s Alarm Panel infrastructure costs ƒ Highly scalable Customer Access Alarm ƒ Converts one-time sale Site 1 Panel to a recurring revenue stream Site 2 ƒ Leverages Tyco’s Kantech architecture Site 3 Powering Recurring Revenue Service Opportunities – Expanding Addressable Markets 91

Vertical Insight—Business Model Innovation in Retail Tyco Retail Traditional Security Opportunity Operational Performance Opportunity North American Retailer Annual Losses* 9 Traditional value propositions 9 Expanded value propositions 9 Hardware centric 9 Software powered 9 Simple sensors 9 Intelligent sensors 9 Isolated systems 9 Network enabled 9 Alarm state information 9 Information rich 9 One-time sale 9 High recurring revenue New Technologies Build On Legacy Capabilities To Expand Market Opportunity 92 *Source: IHL Inventory Distortion Report 2012, Global Theft Barometer 2011

Tyco Retail Solutions – Store Performance Solutions Platform Typical Inventory Intelligence Project Impact Financial Impact Shopper Impact ƒ 5-10 % sales uplift ƒ Improved shopping experience ƒ 95%+ inventory accuracy ƒ Faster check-out ƒ Significant employee theft reduction ƒ Optimized assortment execution ƒ Substantially reduced labor costs ƒ Enable Omni-channel interaction 93

Vertical Insight—Process Verticals Solution Coverage Oil & Gas Marine Mining Capability / Product Category $5.2B Market $4.6B Market $1.8B Market Fire Detection 99 9 Fire Suppression 99 9 Fire Special Hazards 9 9 9 Life Safety 99 9 Command and Control Integration 99 9 Remote Diagnostics and Services 99 9 Security 99 Vehicle Systems 9 Global Leverage In Solutions, Application Engineering, Coverage And Services 94

Profitable Growth Through Innovation ƒ Three Tyco growth acceleration vectors—Increase penetration of high-growth emerging markets—Focus on selected verticals with superior growth potential—Increased innovation and technology investment ƒ Tyco Innovation Framework—Increased product development investment—Managing innovation with an enterprise perspective—Research into targeted areas of technology—Open innovation to access broader sources of innovation—Strengthening Tyco’s Innovation DNA – People, Process, Metrics Innovation Leadership – A Healthy, Dynamic Enterprise 95

Financial Review Arun Nayar Chief Financial Officer

A Foundation of Strength Compelling financial profile positions us well for the future ƒ Large, diverse revenue stream provides stability ƒ Solid cash flow generation supports investments ƒ Attractive return on invested capital A great track record of improved financial performance ƒ Demonstrated margin expansion ƒ Continued penetration in growth markets ƒ History of value-enhancing acquisitions Strong capital position supports financial flexibility ƒ Ample liquidity ƒ Balanced debt maturity with no near term maturities ƒ Solid investment rating Positioned Well For Future Growth 97

Diverse Revenue Mix Across Economic Cycles ƒ Service provides predictable revenue stream 65% Of Service is Recurring ƒ Products are early cycle and provide high returns ƒ Products & Installation businesses to benefit from non-residential construction recovery Balanced End Market Exposure Supports Performance Through The Cycle 98 *Organic revenue is a non-GAAP measure. For a reconciliation, see appendix.

Large Revenue Base With Improving Profitability Segment Operating Income & Operating Margin* $ Billions Strong Operating Margin Improvement ƒ Project selectivity ƒ Productivity and cost reduction initiatives ƒ Divestiture of unprofitable businesses ƒ Increased R&D investment by 13% CAGR Pro-forma ƒ Increased revenue Revenue: 40% Op Income Growth & 290bps Of Margin Expansion Over Last Three Years *All periods reflect the ADT North America Residential and Small Business and Flow Control businesses as discontinued operations and excludes the Electrical and Metal Product business for which a majority interest was sold on December 22, 2010. Operating income and operating margin before 99 special items are non-GAAP measures. For a reconciliation, see appendix.

Generating Solid Free Cash Flow Pro-forma $466 $545 $721 $750 Net Income: 90-100% Free Cash Flow Conversion *Adjusted free cash flow is a non-GAAP measure. For a reconciliation, see appendix. 100 Note: Excludes the Electrical and Metal Product business for which a majority interest was sold on December 22, 2010.

A Significant Portion Of Capital Investments Are Growth Related $ Millions Percentage of Revenue: Capex 0.8% 1.2% 1.4% 1.7% Subscriber 2.2% 2.4% 2.5% 3.1% /Dealer 101 Note: Excludes the Electrical and Metal Product business for which a majority interest was sold on December 22, 2010.

Improving Working Capital Efficiency Working Capital Days Primary Working Capital & % of Sales 4 Day Reduction $ Billions Growing Revenue While Strengthening Working Capital Metrics Note: Primary Working Capital includes Accounts Receivable, Inventory and Accounts Payable. Excludes the Electrical and Metal Product 102 business for which a majority interest was sold on December 22, 2010.

Attractive Return On Invested Capital Track Record Of Balancing Growth And Return On Capital 103 * FY09 Excludes the Electrical and Metal Product business for which a majority interest was sold on December 22, 2010.

Financial Outlook By Segment

	NA Install & Service	ROW Install & Service	Global Products	Segment Total
FY2012F				
Revenue	~$4.0B	~$4.3B	~$2.1B	~$10.4B
*Op Margin**	~11.6%	~10.4%	~17.5%	~12.3%
Growth to FY15F				
Revenue CAGR	+1 to 2%	+5 to 6%	+8 to 9%	+4 to 5%
*Op Margin**	+150 to 250bps	+300 to 400bps	+300 to 350bps	+270 to 370bps
Corporate Expense				~2% of Sales
Key Business Drivers	▪ Strength in SimplexGrinnell ▪ Project selectivity in commercial security ▪ Near term revenue headwinds in FY13 with improving growth outlook ▪ Dis-synergies more than offset by productivity beginning in FY15	▪ Expansion in Growth markets ▪ Increased services footprint in developed markets	▪ Innovation and vertical market solutions ▪ Pricing discipline	▪ Excludes any future acquisitions

*Operating margin before special items is a non-GAAP measure. For a reconciliation, see appendix.

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Strong Operating Income & Margin Expansion Into FY15

Segment Operating Income & Margin*



~$1.3
12.3%
$0.5
($0.2)
($0.2)
$0.4
~$1.8
15% to 16%
FY'12
Savings
Inflation
R&D / Sales & Mktg
Volume / Price
FY'15

- Productivity initiatives
  - Offset inflationary headwinds
  - Fund investments
  - Increase margins
- Beneficial product and service mix

40% Operating Income Growth & 270-370bps Of Margin Expansion Over The Next 3 Years

*Operating margin before special items is a non-GAAP measure. For a reconciliation, see appendix.
Note: excludes corporate costs.

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Strong Balance Sheet Summary Capitalization ($B) Pro forma ƒ Significant liquidity Cash $0.4 ƒ Expect to maintain balance sheet flexibility to pursue growth Debt* $1.5 opportunities ƒ Annual cash generation comfortably Net Debt $1.1 supports anticipated cash needs ƒ No near term debt maturities – next maturity in 2015 5 Year Revolving ƒ Credit rating of A- / A3 $1.0 Credit Facility * Weighted average interest rate of 6.5% Provides Liquidity& Financial Flexibility 106

Estimated Effective Tax Rate Post-Separation Estimated Post Longer-Term Effective Separation Goal Tax Rate ~20% ƒ Swiss-based parent structure will continue to drive lower structural tax rate relative to peer group ƒ Volatility in the rate quarter over quarter may arise due to discrete or one-time tax planning benefits 107

Disciplined Capital Allocation Is The Cornerstone Of Our Financial Policies Improving Operating Performance Strategic Bolt-On Return of Capital Organic Acquisitions to Shareholders Productivity Growth Improvements Investments ƒ Growth Markets ƒ Commercial ƒ Technology ƒ Dividends ƒ Technology Front Office ƒ Growth Markets ƒ Opportunistic ƒ Services ƒ Back Office Share ƒ Strict Financial Criteria Repurchases ƒ Sales Force ƒ Vertical Markets Balanced Capital Allocation Strategy 108

Acquisitions Are An Integral Part Of Our Growth Strategy Target Criteria Additional Value Drivers ƒ Enhance ƒ Fit within our core ƒ Leverage technology competencies acquisitions across portfolio our global footprint ƒ Leadership in key ƒ Expand product markets or regions ƒ Supply Tyco portfolio products and ƒ Strong growth services across ƒ Broaden service potential target distribution and vertical channels solutions ƒ EPS accretion by year 2 and ROIC ƒ Strengthen in excess of geographic reach WACC 7 Acquisitions Over The Last 24 Months Added ~$400M In Revenue Robust Pipeline Of Opportunities 109

Proven Acquisition Integration Playbook


Tyco M&A Integration Playbook
tyco

Disciplined And Structured Process To Realize Synergy Targets

Pre-Close Integration Planning	Deal Close / Day One	Integration: First 100 Days	100+ Days	Integration Wrap-Up	Closure & Recommendations
▪ Design Target Operating Model ▪ Determine Initiatives & Synergies ▪ Develop 100 Days Integration Plan ▪ Develop Communication Plan ▪ Develop Cultural Integration Plan	▪ Deliver Day 1 Communications ▪ Execute Day One Activities (IMO, HR, Finance, IT, Legal)	▪ Conduct Functional Integration Workshops ▪ Develop & Implement Functional Integration Plans ▪ Plan & Execute Organization Alignment ▪ Design & Execute 100 Days Communication Plan ▪ Validate and Track Synergies ▪ Manage Integration (Measurement & Reporting) ▪ Implement Cultural Integration Initiatives		▪ Assess Integration Progress ▪ Close Progress Gaps ▪ Transition to Steady State	▪ Incorporate Best Practices / Lessons Learned

Planning → Execution (Integration Activities) → Steady State (Operational)

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Track Record of Increasing Dividends ƒ Increased dividends at an 11% CAGR since 2007 Separation ƒ Post-separation quarterly dividend has been approved for the next two quarters -$0.15/share ƒ Payment Dates -November 15, 2012 -February 20, 2013 ƒ Expect to propose an annual cash dividend to shareholders at the next Annual General Meeting expected to be held in March 2013 Dividend Payout Ratio Planned At 30-35% Of Net Income 111

One Time Separation Costs To Be Completed By 2014 Future separation costs for Tyco expected to approximate $165 million $Millions $Millions ~$65 ~$45 ~$35 ~$20 112 Note: FY13 & FY14 separation costs do not include costs to be incurred by The ADT Corporation

Closing Remarks A Foundation of Strength… …On Which We Will Continue To Build ƒ Large, stable revenue base ƒ Grow revenue organically and through acquisitions ƒ History of operating margin improvement ƒ Significant operational efficiencies to expand operating margin ƒ Solid free cash flow generation ƒ Strong cash flow generation ƒ Attractive return on invested capital profile ƒ Disciplined capital allocation to maximize return on capital ƒ Strong Balance sheet that provides liquidity and flexibility Significant Opportunities To Enhance Shareholder Value 113

Closing Comments

A Strong Foundation For Continued Growth ƒ Diverse business mix across industries, geographies, products and services ƒ Market leader in $100 billion fragmented, consolidating space growing in excess of GDP ƒ Industry leading brands and technologies ƒ Significant scale advantage with over 600 worldwide sales and service branches ƒ Comprehensive capability to design, install and service Fire & Security solutions around the world ƒ Solid cash flow generation with significant financial flexibility ƒ Execution of growth initiatives and operating improvement plans already in process 115

Appendix

Other Financial Information

Pro forma Fiscal Year 2012 Earnings Per Share $ Millions FY’12F Revenue $10,420 Segment operating income $1,280 Corporate expense ($225) Operating income $1,055 Net interest ($100) Other expense /Non-controlling Interests ($17) Pre-tax operating income $938 Tax (20%) ($188) Net income $750 Earnings per share $1.60* * Earnings per share is based on approximately 470 million fully?diluted shares outstanding

Separation Costs Summary P&L CapEx Total $ Millions FY12 ~$710 ~$50 ~$760 FY13 ~$65 ~$45 ~$110 FY14 ~$20 ~$35 ~$55 Note: FY13 and FY14 separation costs do not include costs to be incurred by the ADT Corporation

Non GAAP Reconciliations

Q1 FY12—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $962 $1,069 $460 $2,491 $0 $2,491 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Total Corporate Operating Service Margin Service Margin Products Margin Segments Margin and Other Margin Income Margin As Reported Operating Income (GAAP) $110 11.4% $122 11.4% $81 17.6% $ 313 12.6% ($148) N/M $165 6.6% Restructuring, net 1 6 1 8 5 13 Acquisition / integration costs—1 1 2—2 Asset impairment charges 1 2 3 20 23—Separation costs—32 32 Total Before Special Items $111 11.5% $130 12.2% $85 18.5% $ 326 13.1% ($91) N/M $235 9.4% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

Q2 FY12—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $953 $1,089 $509 $2,551 $0 $2,551 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Total Corporate Operating Service Margin Service Margin Products Margin Segments and Other Margin Income Margin As Reported Operating Income (GAAP) $73 7.7% $115 10.6% $91 17.9% $ 279 10.9% ($100) N/M $179 7.0% Restructuring, net 8 8—16 (2) 14 -(Gains) / losses on divestitures, net—4—4 (1) 3 Acquisition / integration costs—1 1 2—2 Asset impairment charges 20 1 1 22 (20) 2 Legacy legal items—20 20 Former management ERISA reversal—(50) (50) Separation costs 1 1 59 60 Total Before Special Items $101 10.6% $130 11.9% $93 18.3% $ 324 12.7% ($94) N/M $230 9.0% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

Q3 FY12—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $1,005 $1,107 $552 $2,664 $0 $2,664 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Total Corporate Operating Service Margin Service Margin Products Margin Segments and Other Margin Income Margin As Reported Operating Income (GAAP) $100 10.0% $119 10.7% $101 18.3% $ 320 12.0% ($258) N/M $62 2.3% Restructuring, net—12 1 13 4 17 Separation costs included in SG&A 1—1 1 (Gains) / losses on divestitures, net———9 9 Acquisition / integration costs—2 1 3—3 Change in valuation methodology for asbestos—108 108 Legacy legal items 29 29—29 Separation costs—60 60 Total Before Special Items $130 12.9% $133 12.0% $103 18.7% $ 366 13.7% ($77) N/M $289 10.8% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

Q1 FY11—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $979 $1,062 $400 $2,441 $347 $2,788 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Total Corporate Operating Service Margin Service Margin Products Margin Segments Margin and Other Margin Income Margin As Reported Operating Income (GAAP) $108 11.0% $77 7.3% $78 19.5% $ 263 10.8% $165 N/M $428 15.4% Restructuring, net 3 30 (11) $ 22 6 28 (Gains) / losses on divestitures, net—12—$ 12 (258) (246) Note receivable write-off $—5 5 Legacy legal items $—(7) (7) Total Before Special Items $111 11.3% $119 11.2% $67 16.8% $ 297 12.2% ($89) N/M $208 7.5% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

Q2 FY11—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $955 $1,052 $413 $2,420 $0 $2,420 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Corporate Operating Service Margin Service Margin Products Margin and Other Margin Income Margin As Reported Operating Income (GAAP) $90 9.4% $102 9.7% $62 15.0% 254 10.5% ($97) N/M $157 6.5% Restructuring, net 1 4 3 8 2 10 Restructuring charges in cost of sales and SG&A 1—1—1 (Gains) / losses on divestitures, net—3—3 10 13 Acquisition / integration costs—1—1—1 Legacy legal items—1 1 Total Before Special Items $91 9.5% $111 10.6% $65 15.7% 267 11.0% ($84) N/M $183 7.6% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

Q3 FY11—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $993 $1,133 $456 $2,582 $0 $2,582 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Total Corporate Operating Service Margin Service Margin Products Margin Segments Margin and Other Margin Income Margin As Reported Operating Income (GAAP) $100 10.1% $95 8.4% $84 18.4% 279 10.8% ($102) N/M $177 6.9% Restructuring, net 4 19 1 24 3 27 Restructuring charges in cost of sales and SG&A 1—1—1 (Gains) / losses on divestitures, net—11—11 (4) 7 Acquisition / integration costs—2—2—2 Total Before Special Items $104 10.5% $128 11.3% $85 18.6% 317 12.3% ($103) N/M $214 8.3% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

Q4 FY11—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $1,095 $1,236 $488 $2,819 $0 $2,819 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Corporate Operating Service Margin Service Margin Products Margin and Other Margin Income Margin As Reported Operating Income (GAAP) $127 11.6% $144 11.7% $71 14.6% $ 342 12.1% ($144) N/M $198 7.0% Restructuring, net (1) 8—7 3 10 Restructuring charges in cost of sales and SG&A 1—1—1 (Gains) / losses on divestitures, net—3—3 (1) 2 Acquisition / integration costs—1 2 3—3 Legacy legal items—26 26 Separation costs—24 24 Total Before Special Items $126 11.5% $157 12.7% $73 15.1% $ 356 12.6% ($92) N/M $264 9.4% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

FY2011—Revenue and Operating Income Future Segments* NA Systems ROW Systems Installation & Installation & Global Total Corporate Service Service Products Segments and Other Revenue Revenue (GAAP) $4,022 $4,483 $1,757 $10,262 $347 $10,609 Operating Income NA Systems ROW Systems 0 0 Total Installation & Installation & Global Total Corporate Operating Service Margin Service Margin Products Margin Segments Margin and Other Margin Income Margin As Reported Operating Income (GAAP) $425 10.6% $418 93% . $295 16.8% $ 1,138 11.1% ($178) N/M $960 90% . Restructuring, net 7 61 (7) $ 61 14 75 Restructuring charges in cost of sales and SG&A—3—$ 3—3 -(Gains) / losses on divestitures, net—29—$ 29 (253) (224) Note receivable write-off—— $—5 5 Acquisition / integration costs—4 2 $ 6—6 Legacy legal items ——$—20 20 Separation costs—— $—24 24 Total Before Special Items $432 10.7% $515 11.5% $290 16.5% $ 1,237 12.1% ($368) N/M $869 8.2% * We continue to manage the business consistent with our segmentation as shown in our 8-K filed on January 31, 2012. In connection with the spin-offs of our ADT NA Residential and Flow Control business, we will realign the operating and management structure of our businesses.

FY2010—Revenue and Operating Income Future Segments* NA ROW Systems Installation Systems Installation Global Total Corporate & Services & Services Products Segments and Other Revenue Net Revenue $3,784 $4,339 $1,529 $9,652 $1,408 $11,060 0 NA ROW 0 0 0 Systems Installation Systems Installation Global Total Corporate Operating & Services Margin & Services Margin Products Margin Segments Margin and Other Margin Income Margin Operating Income (Loss) GAAP $350 9.2% $375 8.6% $245 16.0% $ 970 10.0% ($346) N/M $624 5.6% Restructuring, net 13 71 3 $ 87 7 94—Restructuring charges in cost of sales and SG&A 2 $ 2 7 9 (Gains) / losses on divestitures, net (49) 5 $ (44) 5 (39)—ERISA insurance recovery (1) (1)—Separation Costs 10 10 Operating Income / Margin Before Special Items $363 9.6% $399 9.2% $253 16.5% $ 1,015 10.5% ($318) N/M $697 6.3% * We continue to manage the business consistent with our segmentation as shown in our 8?K filed on January 31, 2012. In connection with the spin?offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

FY2009—Revenue and Operating Income Future Segments* NA ROW Systems Installation Systems Installation Global Total Corporate Total & Services & Services Products Segments and Other Revenue Net Revenue $3,931 $4,280 $1,537 $9,748 $1,400 $11,148 0 NA ROW 0 0 0 Systems Installation Systems Installation Global Total Corporate Operating & Services Margin & Services Margin Products Margin Segments Margin and Other Margin Income Margin Operating Income (Loss) GAAP $363 9.2% ($1,060) N/M ($349) N/M $ (1,046) N/M ($1,498) N/M ($2,544) N/M Restructuring, net 19 100 24 143 24 167—Restructuring charges in cost of sales and SG&A 1 13 5 19 7 26 Other additional charges resulting from restructuring actions 10 10 1 11—(Gains) /losses on divestitures, net 6 6 3 9—Goodwill impairment 1,139 567 1,706 935 2,641 Intangible impairment 22 43 65 65—Legacy legal items ?—115 115—Asset Impairment charges 10 10 10 Operating Income / Margin Before Special Items $405 10.3% $251 5.9% $257 16.7% $ 913 9.4% ($413) N/M $500 4.5% * We continue to manage the business consistent with our segmentation as shown in our 8?K filed on January 31, 2012. In connection with the spin?offs of our ADT NA Residential and Flow Control businesses, we will realign the operating and management structure of our businesses.

Organic Revenue Growth for the Fiscal Years Ended 2011, 2010 and 2009

Twelve Months Ended September 30, 2011

	Net Revenue for the Twelve Months Ended September 24, 2010	Base Year Adjustments: (Divestitures)		Adjusted 2010 Base Revenue	Foreign Currency		Acquisitions		Other (2)		Organic Revenue (1)		Net Revenue for the Twelve Months Ended September 30, 2011	
NA Installation & Services	$ 3,784	$ -	0.0%	$ 3,784	$ 28	0.7%	$ 1	0.0%	$ 41	1.1%	$ 168	4.4%	$ 4,022	6.3%
ROW Installation & Services	4,339	(192)	-4.4%	4,147	240	5.5%	27	0.6%	(42)	-1.0%	111	2.7%	4,483	3.3%
Global Products	1,529	(5)	-0.3%	1,524	39	2.6%	7	0.5%	27	1.8%	160	10.5%	1,757	14.9%
Total Segment Revenue	**$ 9,652**	**$ (197)**	-2.0%	**$ 9,455**	**$ 307**	3.2%	**$ 35**	0.4%	**$ 26**	0.3%	**$ 439**	4.6%	**$ 10,262**	6.3%

Twelve Months Ended September 24, 2010

	Net Revenue for the Twelve Months Ended September 25, 2009	Base Year Adjustments: (Divestitures)		Adjusted 2009 Base Revenue	Foreign Currency		Acquisitions		Other		Organic Revenue (1)		Net Revenue for the Twelve Months Ended September 24, 2010	
NA Installation & Services	$ 3,931	$ -	0.0%	$ 3,931	$ 53	1.3%	$ -	0.0%	$ -	0.0%	$ (200)	-5.1%	$ 3,784	-3.7%
ROW Installation & Services	4,280	(126)	-2.9%	4,154	261	6.1%	-	0.0%	-	0.0%	(76)	-1.8%	4,339	1.4%
Global Products	1,537	(32)	-2.1%	1,505	33	2.1%	-	0.0%	-	0.0%	(9)	-0.6%	1,529	-0.5%
Total Segment Revenue	**$ 9,748**	**$ (158)**	-1.6%	**$ 9,590**	**$ 347**	3.6%	**$ -**	0.0%	**$ -**	0.0%	**$ (285)**	-3.0%	**$ 9,652**	-1.0%

Twelve Months Ended September 24, 2009

	Net Revenue for the Twelve Months Ended September 26, 2008	Base Year Adjustments: (Divestitures)	Adjusted 2008 Base Revenue	Foreign Currency	Acquisitions	Other	Organic Revenue (1)		Net Revenue for the Twelve Months Ended September 24, 2009
NA Installation & Services	$ 4,152	$ -	$ 4,152	$ (69)	$ 170	$ -	$ (322)	-7.7%	$ 3,931
ROW Installation & Services	5,257	(20)	5,237	(803)	-	-	(154)	-2.9%	4,280
Global Products	1,900	(9)	1,891	(119)	-	12	(250)	-13.2%	1,534
Total Segment Revenue	**$ 11,309**	**$ (29)**	**$ 11,280**	**$ (991)**	**$ 170**	**$ 12**	**$ (726)**	-6.3%	**$ 9,745**

(1) Organic revenue growth percentage based on adjusted prior year base revenue.

(2) Amounts represent the impact of the 53rd week of revenue for each segment during fiscal 2011 and the deconsolidation of a joint venture in the ROW I&S Segment.

tyco

Organic Revenue Growth for the Fiscal Years Ended 2011, 2010 and 2009 – Global Products Twelve Months Ended September 30, 2011 Base Year Adjustments Net Revenue for the Adjusted Net Revenue for the Twelve Months Ended 2010 Base Organic Revenue Twelve Months Ended September 24, 2010 (Divestitures) Revenue Foreign Currency Acquisitions Other (2) (1) September 30, 2011 Fire Protection on Products $ 833 $ (5) $ 828 $ 14 $ 7 $ 17 $ 84 10.1% $ 949 Life Safety Products 341—341 9—8 $ 42 12.2% 399 Security Products 353—353 14—3 $ 36 10.3% 406 Total Global Products $ 1,526 $ (5) $ 1,521 $ 37 $ 7 $ 27 $ 162 10.6% $ 1,754 Twelve Months Ended September 24, 2010 Base Year Adjustments Net Revenue for the Adjusted Net Revenue for the Twelve Months Ended 2009 Base Organic Revenue Twelve Months Ended September 25, 2009 (Divestitures) Revenue Foreign Currency Acquisitions Other (1) September 24, 2010 Fire Protection Products $ 915 $ (30) $ 885 $ 7 $—$—$ (58) -6.6% $ 833 Life Safety Products 311 (2) 309 6—- $ 25 8.1% 341 Security Products 308—308 20—- $ 24 7.8% 353 Total Global Products $ 1,534 $ (32) $ 1,502 $ 33 $—$—$ (9) -0.6% $ 1,526 Twelve Months Ended September 24, 2009 Base Year Adjustments Net Revenue for the Adjusted Net Revenue for the Twelve Months Ended 2008 Base Organic Revenue Twelve Months Ended September 25, 2008 (Divestitures) Revenue Foreign Currency Acquisitions Other (1) September 24, 2009 Fire Protection Products $ 1,126 $—$ 1,126 $ (62) $—$ 12 $ (161) -14.3% $ 915 Life Safety Products 382 (3) 379 (23)—- $ (45) -11.9% 311 Security Products 392 (6) 386 (34)—- $ (44) -11.4% 308 Total Global Products $ 1,900 $ (9) $ 1,891 $ (119) $—$ 12 $ (250) -13.2% $ 1,534 (1) Organic revenue growth percentage based on adjusted prior year base revenue. (2) Amounts represent the impact of the 53rd week of revenue for each segment during fiscal 2011 and the deconsolidation of a joint venture in the ROW I&S Segment.

Organic Revenue Growth for the Year Ended 2009—Services Twelve Months Ended Base Year Adjustments Net Revenue for the Adjusted Net Revenue for the Twelve Months Ended—Base Organic Revenue Twelve Months Ended September 25, 2008 (Divestitures) Revenue Foreign Currency Acquisitions Other (1) September 24, 2009 Service—Fiscal Year 2009 $ 4,945 $ (1) $ 4,944 $ (521) $ 74 $—$ (27) -0.5% $ 4,470 (1) Organic revenue grow th percentage based on adjusted 2008 base revenue.

Non-GAAP Measures Organic revenue, free cash flow (outflow) (FCF), and income from continuing operations, earnings per share (EPS) from continuing operations, operating income, operating margin and corporate expense, in each case “before special items,” are non-GAAP measures and should not be considered replacements for GAAP results. Organic revenue is a useful measure used by the company to measure the underlying results and trends in the business. The difference between reported net revenue (the most comparable GAAP measure) and organic revenue (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures, and other changes that do not reflect the underlying results and trends (for example, revenue reclassifications). The Company’s organic growth / decline calculations incorporate an estimate of prior year reported revenue associated with any acquired entities that have been fully integrated within the first year, and exclude prior year revenues associated with entities that do not meet the criteria for discontinued operations which have been divested within the past year. The rate of organic growth or decline is calculated based on the adjusted number to better reflect the rate of growth or decline of the combined business, in the case of acquisitions, or the remaining business, in the case of dispositions. The rate of organic growth or decline for acquired businesses that are not fully integrated within the first year are based on unadjusted historical revenue. Organic revenue and the rate of organic growth or decline as presented herein may not be comparable to similarly titled measures reported by other companies. Organic revenue is a useful measure of the company’s performance because it excludes items that: i) are not completely under management’s control, such as the impact of foreign currency exchange; or ii) do not reflect the underlying results of the company’s businesses, such as acquisitions and divestitures. It may be used as a component of the company’s compensation programs. The limitation of this measure is that it excludes items that have an impact on the company’s revenue. This limitation is best addressed by using organic revenue in combination with the GAAP numbers. See the accompanying tables to this presentation for the reconciliation presenting the components of organic revenue. FCF is a useful measure of the company’s cash that is free from any significant existing obligation. The difference between Cash Flows from Operating Activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash flows that the company believes are useful to identify. FCF permits management and investors to gain insight into the number that management employs to measure cash that is free from any significant existing obligation. It, or a measure that is based on it, may be used as a component in the company’s incentive compensation plans. The difference reflects the impact from: • net capital expenditures, • the acquisition of dealer generated accounts and bulk accounts, • cash paid for purchase accounting and holdback liabilities, • voluntary pension contributions, and • the sale of accounts receivable programs.

Non-GAAP Measures (Cont.) Capital expenditures and dealer generated and bulk account purchases are subtracted because they represent long-term commitments. Cash paid for purchase accounting and holdback liabilities is subtracted because these cash outflows are not available for general corporate uses. Voluntary pension contributions and the impact from the sale of accounts receivable programs are added or subtracted because this activity is driven by economic financing decisions rather than operating activity. In addition, from time to time the company may present adjusted free cash flow, which is free cash flow adjusted to exclude the cash impact of the special items highlighted below. This number provides information to investors regarding the cash impact of certain items management believes are useful to identify, as described below. The limitation associated with using FCF is that it adjusts for cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and therefore may imply that there is less or more cash that is available for the company’s programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow numbers. FCF as presented herein may not be comparable to similarly titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures. Investors are urged to read the company’s financial statements as filed with the Securities and Exchange Commission, as well as the accompanying tables to this presentation that show all the elements of the GAAP measures of Cash Flows from Operating Activities, Cash Flows from Investing Activities, Cash Flows from Financing Activities and a reconciliation of the company’s total cash and cash equivalents for the period. See the accompanying tables to this presentation for a cash flow statement presented in accordance with GAAP and a reconciliation presenting the components of FCF and adjusted FCF. In this presentation, Tyco has presented its operating margin before special items for its Fire & Security business and future reportable segments. Special items include charges and gains related to divestitures, acquisitions, restructurings, impairments, certain changes to accounting methodologies, legacy legal and tax charges and other income or charges that may mask the underlying operating results and/or business trends of the company or business segment, as applicable. Tyco utilizes these measures to assess overall operating performance and segment level core operating performance, as well as to provide insight to management in evaluating overall and segment operating plan execution and underlying market conditions. Tyco also presents its effective tax rate and corporate expense as adjusted for special items for consistency. One or more of these measures may be used as components in the company’s incentive compensation plans. These measures are useful for investors because they may permit more meaningful comparisons of Tyco’s underlying operating results and business trends between periods. The difference between operating income and margin before special items and operating income and margin (the most comparable GAAP measures) consists of the impact of the special items noted above on the applicable GAAP measure. The limitation of these measures is that they exclude the impact (which may be material) of items that increase or decrease the company’s reported operating income and margin. This limitation is best addressed by using the non-GAAP measures in combination with the most comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease on reported results. Tyco provides general corporate services to its segments and those costs are reported in the “Corporate and Other” segment. This segment’s operating income (loss) is presented as “Corporate Expense.”